Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
BUSINESS COMBINATIONS
3.	BUSINESS COMBINATIONS

RBF Consulting

On October 3, 2011, the Company entered into a Stock Purchase Agreement (“SPA”) to acquire 100% of the outstanding shares of RBF Consulting (“RBF”) for $49.3 million, subject to a Net Working Capital adjustment. In addition, immediately prior to closing the Company received $1.2 million from RBF to fund professional liability tail insurance premiums and for bonus payments that were due in December 2011 that the Company disbursed on RBF’s behalf. The Company paid approximately $45.7 million from existing cash and cash equivalents, and issued 203,218 shares of the Company’s common stock. The fair market value of the stock on the Acquisition date approximated $3.6 million based on the closing price of $17.65 per share on October 3, 2011. A portion of the Net Working Capital adjustment totaling $4.0 million was remitted to RBF in 2011 and the remaining balance of approximately $1.0 million has been settled in 2012. Of the total purchase price, the entire $3.6 million balance of the Michael Baker Corporation common shares and $1.7 million in cash was placed in escrow at closing in order to secure potential indemnification obligations of former owners of RBF to the Company for a period of 36 months subsequent to the closing. Approximately $0.9 million of transaction costs related to this acquisition are included in the results of operations as selling, general and administrative expenses (“SG&A”) for the year ended December 31, 2011.

Founded in 1944, RBF is an engineering, planning, surveying and environmental firm based in Irvine, California with revenues of approximately $103 million for the year ended December 31, 2010. RBF added a total of 17 offices located in California, Nevada and Arizona. RBF provides comprehensive planning, design and construction management and inspection services for its clients including public and governmental agencies, the development community, private enterprise and non-profit agencies. The acquisition was consummated because it contributes to the Company’s long-term strategic plan by enabling the Company to expand geographically into the western United States and, through RBF’s water resource experience and expertise, provides a platform for the Company to build a national water and wastewater practice.

Goodwill primarily represented the value paid for RBF’s assembled workforce, the enhancement of the company’s service offerings and geographic expansion into the western United States markets. Goodwill has been allocated based upon the derivation of revenues from RBF’s services and whether those services align with the service offerings of our Federal or Transportation segments. This analysis resulted in an allocation of approximately 75% and 25% of the acquired goodwill to the Federal and Transportation segments, respectively.

As of December 31, 2011, the allocation of the fair value of the purchase price for the acquisition of RBF is primarily complete, with the exception of the unbilled revenues on contracts in progress and the billings in excess of revenues on contracts in progress, as the Company will complete the contract revenue conversion in 2012. The following table summarizes the preliminary allocation of the fair value of the purchase price for the acquisition as of October 3, 2011:

(In thousands)	Fair Value
Cash	$325
Receivables	26,850
Unbilled revenues on contracts in progress	14,109
Prepaid expenses and other	5,124
Property, Plant and Equipment	6,623
Goodwill	26,410
Other intangible assets	15,667
Accounts payable	(2,931)
Billings in excess of revenues on contracts in progress	(6,444)
Income tax payable	(7,945)
Other accrued expenses	(7,294)
Deferred income tax liability	(17,379)

Total	$53,115

The following table summarizes the final estimates of fair values and weighted average amortizable lives of the identifiable intangible assets acquired with RBF on October 3, 2011:

(In thousands)	Fair Value	Weighted Average Amortizable Life
Project backlog	$5,820	1.1
Customer contracts and related relationships	8,130	3.4
Non-compete agreements	1,067	1.3
Trademark/trade name	650	1.4

Total intangible assets	$15,667	2.3

Project backlog, customer contracts and related relationships represent the underlying relationships and agreements with RBF’s existing customers. Non-compete agreements represent the amount of lost business that could occur if the sellers, in the absence of non-compete agreements, were to compete with the Company. The trade name represents the value of the “RBF” brand. These intangible assets will be amortized on a basis approximating the economic value derived from those assets. Based upon the structure of the transaction, the Company has concluded that any intangible assets or goodwill that resulted from this transaction will not be deductible for tax purposes.

The results of operations for RBF are included in the Company’s Consolidated Statement of Income for the period October 1, 2011 through December 31, 2011, with RBF contributing revenues of $25.3 million and a net loss of $0.4 million (including $1.2 million in acquisition related amortization of intangible assets). The unaudited pro-forma financial information summarized in the following table gives effect to the RBF acquisition and assumes that it occurred on January 1st of each period presented:

	For the year ended December 31,
(In thousands, except per share data)	2011	2010
Continuing operations (Unaudited)
Revenues	$617,399	$601,940
Net Income	14,084	12,592
Diluted earnings per share	$1.48	$1.35

The pro-forma financial information does not include any costs related to the acquisition. In addition, the pro-forma financial information does not assume any impacts from revenue, cost or other operating synergies that are expected as a result of the acquisition. Pro-forma adjustments have been made to reflect amortization of the identifiable intangible assets for the related periods. Identifiable intangible assets are being amortized on a basis approximating the economic value derived from those assets. The unaudited pro-forma financial information is not necessarily indicative of what the Company’s results would have been had the acquisition been consummated on such dates or project results of operations for any future period.

JMA Architects, Inc.

On June 6, 2011, a variable interest entity for which the Company is the primary beneficiary entered into a stock purchase agreement to acquire 100% of the outstanding shares of JMA Architects, Inc. (“JMA”), an architectural and interior design firm based in Las Vegas, Nevada. This transaction was funded with cash on hand. JMA specializes in the design of healthcare, hospitality, education and commercial facilities in the southwestern United States with revenues of approximately $10 million for the year ended December 31, 2010. The addition of JMA significantly broadens the spectrum of architectural services the Company offers, allows it to expand geographically, and strengthens its ability to provide an elevated level of design services worldwide.

This acquisition has been accounted for as a business combination under the acquisition method of accounting. This acquisition was not material to the Company’s consolidated financial statements as of and for the year ended December 31, 2011.

The LPA Group Incorporated

On May 3, 2010, the Company entered into a stock purchase agreement to acquire 100% of the outstanding shares of The LPA Group Incorporated and substantially all of its subsidiaries and affiliates (“LPA”), for $59.5 million, subject to a net working capital adjustment. The Company paid approximately $51.4 million from existing cash and cash equivalents and issued 226,447 shares of the Company’s common stock. The fair market value of the stock on the acquisition date approximated $8.1 million based on the closing price of $35.60 per share on May 3, 2010. The net working capital adjustment was subsequently settled in June 2010 resulting in approximately $1.1 million in additional funds paid to the former shareholders of LPA. Of the total purchase price, approximately $6.0 million of the Michael Baker Corporation common shares were placed in escrow at closing in order to secure potential indemnification obligations of former owners of LPA to the Company for a period of 18 months subsequent to the closing. The escrow period lapsed in November 2011, but the Company continues to negotiate with the former LPA shareholders regarding certain indemnification claims made by the Company against the escrow; therefore a portion of the original escrow balance that has not been released as of December 31, 2011. Approximately $1.8 million of costs related to this acquisition are included in the results of operations as selling, general and administrative expenses (“SG&A”) for the year ended December 31, 2010.

LPA is an engineering, architectural and planning firm specializing primarily in the planning and design of airports, highways, bridges and other transportation infrastructure primarily in the southeastern U.S. with revenues of approximately $92 million for the year ended December 31, 2009. The majority of its clients are state and local governments as well as construction companies that serve those markets. Founded in 1981, LPA has a national reputation in the transportation consulting industry. The acquisition was consummated because it contributes to the Company’s long-term strategic plan by enabling the Company to expand geographically into the southeastern United States. Additionally, this transaction strengthens the Company’s expertise in aviation, design-build and construction management services in state and local transportation markets.

Goodwill primarily represented the value paid for LPA’s assembled workforce, the enhancement of the company’s service offerings and geographic expansion into the Southeastern U.S. markets. The following table summarizes the final allocation of the fair value of the purchase price for the acquisition as of May 3, 2010:

(In thousands)	Fair Value
Receivables	$12,046
Unbilled revenues on contracts in progress	12,105
Prepaid expenses and other	2,348
Property, Plant and Equipment	3,359
Goodwill	43,815
Other intangible assets	19,260
Accounts payable	(7,872)
Billings in excess of revenues on contracts in progress	(5,250)
Other accrued expenses	(8,528)
Deferred income tax liability	(10,840)

Total	$60,443

The following table summarizes the final estimates of the fair values and amortizable lives of the identifiable intangible assets acquired in conjunction with the acquisition of LPA on May 3, 2010:

(In thousands)	Fair Value	Weighted Average Amortizable Life
Project backlog	$9,640	1.9
Customer contracts and related relationships	6,720	3.6
Non-compete agreements	2,500	1.5
Trademark / trade name	400	1.3

Total intangible assets	$19,260	2.4

Project backlog, customer contracts and related relationships represent the underlying relationships and agreements with LPA’s existing customers. Non-compete agreements represent the amount of lost business that could occur if the sellers, in the absence of non-compete agreements, were to compete with the Company. The trade name represents the value of the “LPA” brand. The identifiable intangible assets will be amortized on a basis approximating the economic value derived from those assets. Based upon the structure of the transaction, the Company has concluded that any intangible assets or goodwill that resulted from this transaction will not be deductible for tax purposes.

The results of operations for LPA from May 3, 2010 to December 31, 2010 are included in the Company’s Consolidated Statement of Income for the year ended December 31, 2010, with LPA contributing revenues of $58.5 million and a net loss of $0.3 million (including $4.7 million in acquisition related amortization of intangible assets). The unaudited pro-forma financial information summarized in the following table gives effect to the LPA acquisition and assumes that it occurred on January 1 st of each period presented:

	For the year ended December 31,
(In thousands, except per share data)	2010	2009
Continuing operations (Unaudited)
Revenues	$535,202	$538,317
Net income	16,569	21,694
Diluted earnings per share	$1.79	$2.37

The pro-forma financial information does not include any costs related to the acquisition. In addition, the pro-forma financial information does not assume any impacts from revenue, cost or other operating synergies that are expected as a result of the acquisition. Pro-forma adjustments have been made to reflect amortization of the identifiable intangible assets for the related periods. Identifiable intangible assets are being amortized on a basis approximating the economic value derived from those assets. The unaudited pro-forma financial information is not necessarily indicative of what the Company’s results would have been had the acquisition been consummated on such dates or project results of operations for any future period.